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                                                                  Exhibit 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statement File No. 33-5574.


                                         /s/ Arthur Andersen LLP
                                         -----------------------------------
                                         ARTHUR ANDERSEN LLP

Philadelphia, Pa.,
 September 29, 1997

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